SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2000



                      GLENBOROUGH REALTY TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



    Maryland                        1-14162                     94-3211970
 (State or other                  (Commission                  (IRS Employer
 Jurisdiction of                  File Number                  I.D. Number)
 Incorporation)


        400 South El Camino Real, Suite 1100, San Mateo, California 94402
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's Telephone number, including area code:  (650) 343-9300


                                 N/A
--------------------------------------------------------------------------------
         (Former name, or former address, if changes since last report)


                   This form 8-K contains a total of 24 pages

                              No Exhibits Required

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                December 31, 2000





Item 5.  Other Events

On January 24, 2001, the Registrant made available additional ownership and operating information concerning the Registrant, Glenborough Realty Trust Incorporated, and the properties owned or managed by it as of December 31, 2000, in the form of a Supplemental Information package, a copy of which is included as an exhibit to this filing.


Item 7.  Financial Statements and Exhibits

          Financial Statements:

                  None

          Exhibits:

                                                                 Page Number in
Exhibit No.   Description                                        This Filing

      99      Supplemental Information as of December 31, 2000        4

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                December 31, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   GLENBOROUGH REALTY TRUST INCORPORATED


Date:  January 24, 2001            By:      /s/ Stephen R. Saul
                                            Stephen R. Saul
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                      GLENBOROUGH REALTY TRUST INCORPORATED
                            SUPPLEMENTAL INFORMATION
                                December 31, 2000




                                Table of Contents



                                                                          PAGE

Real Estate Portfolio.................................................     5

Under Development ....................................................     7

Pre-Development / Land Holdings ......................................     8

Additions and Deletions to Portfolios During Period...................     9

Geographic and Property Type Contribution to Net Operating Income ....    10

Debt Summary..........................................................    11

Corporate Operating Summary...........................................    12

Office Portfolio......................................................    14

Industrial Portfolio..................................................    16

Retail Portfolio......................................................    18

Reconciliation of Property Income.....................................    20

Lease Expiration Schedule.............................................    21

Glossary of Terms.....................................................    22


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

OFFICE PORTFOLIO
Centerstone                                       Irvine                    CA            157,579                 100%
University Tech Center                            Pomona                    CA            100,455                  89%
Tierrasanta Research Park                         San Diego                 CA            104,234                 100%
400 South El Camino Real                          San Mateo                 CA            145,213                  95%
Gateway Park                                      Aurora                    CO            160,098                  97%
Northglenn Business Center                        Northglenn                CO             65,000                 100%
Grand Regency Business Center                     Brandon                   FL             48,551                 100%
Park Place                                        Clearwater                FL            164,820                  98%
Buschwood III                                     Tampa                     FL             77,095                  52%
Fingerhut Business Center                         Tampa                     FL             48,840                 100%
PrimeCo Business Center                           Tampa                     FL             48,090                 100%
Temple Terrace Business Center                    Temple Terrace            FL             79,393                 100%
Ashford Perimeter                                 Atlanta                   GA            289,277                  96%
Capitol Center                                    Des Moines                IA            161,468                  98%
Oak Brook International Center                    Oak Brook                 IL             98,431                  61%
Oakbrook Terrace Corp Ctr III                     Oak Brook Terrace         IL            254,085                 100%
Columbia Center II                                Rosemont                  IL            150,133                  85%
Embassy Plaza                                     Schaumburg                IL            140,744                  92%
Meridian Park                                     Carmel                    IN             86,460                  84%
Crosspoint Four                                   Indianapolis              IN             41,121                  98%
Osram Building                                    Westfield                 IN             45,265                 100%
Leawood Office Building                           Leawood                   KS             93,667                  65%
Hartwood Building                                 Lexington                 MA             52,721                 100%
Bronx Park I                                      Marlborough               MA             75,277                 100%
Marlborough Corp Place                            Marlborough               MA            570,421                 100%
Westford Corporate Center                         Westford                  MA            163,264                 100%
Montgomery Executive Center                       Gaithersburg              MD            116,508                 100%
Germantown                                        Germantown                MD             60,000                 100%
Montrose Office Park                              Rockville                 MD            186,680                 100%
Riverview Office Tower                            Bloomington               MN            227,129                  92%
Bryant Lake                                       Eden Prairie              MN            171,789                 100%
Woodlands Tech                                    St Louis                  MO             98,037                 100%
University Club Tower                             St. Louis                 MO            272,443                  90%
Woodlands Plaza                                   St. Louis                 MO             72,276                  90%
Edinburgh Center                                  Cary                      NC            115,314                  96%
One Pacific Place                                 Omaha                     NE            128,918                  88%
Morristown Medical Offices                        Bedminster                NJ             14,255                 100%
Bridgewater Exec. Quarters I and II               Bridgewater               NJ            149,262                 100%
Frontier Executive Quarters I and II              Bridgewater               NJ            264,879                  95%
Fairfield Business Quarters                       Fairfield                 NJ             42,792                 100%
Vreeland Business Center                          Florham Park              NJ            133,090                 100%
Executive Place                                   Franklin Township         NJ             85,765                 100%
Gatehall I                                        Parsipanny                NJ            113,604                  94%
25 Independence                                   Warren                    NJ            106,879                  75%
Citibank                                          Las Vegas                 NV            147,765                  93%
Clark Avenue                                      King of Prussia           PA             40,000                 100%
Poplar Towers                                     Memphis                   TN            100,901                  83%
Thousand Oaks                                     Memphis                   TN            418,458                  72%
700 South Washington                              Alexandria                VA             56,348                 100%
Cameron Run                                       Alexandria                VA            143,707                  94%
Totem Valley Business Center                      Kirkland                  WA            121,645                  85%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                              6,810,146                  93%
                                                                                 ======================================
     Number of properties:  51

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


                                        GLENBOROUGH REALTY TRUST INCORPORATED
                                                REAL ESTATE PORTFOLIO
                                                  December 31, 2000

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                      ST           SQ. FEET                % OCC
-----------------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO
Coronado Industrial                               Anaheim                   CA             95,732                 100%
East Anaheim                                      Anaheim                   CA            106,232                 100%
Bellanca Airport Park                             Los Angeles               CA             84,201                 100%
Springdale Commerce Center                        Santa Fe Springs          CA            144,000                  90%
Rollins Road                                      Burlingame                CA            255,185                 100%
Gateway Park Industrial                           Aurora                    CO          1,162,274                 100%
Lake Point Business Park                          Orlando                   FL            134,389                  94%
Navistar - Chicago                                Chicago                   IL            474,426                 100%
Covance Business Center                           Indianapolis              IN            333,610                 100%
Park 100                                          Indianapolis              IN            102,400                 100%
J.I. Case - Kansas City                           Kansas City               KS            199,750                 100%
Canton Business Center                            Canton                    MA             79,565                 100%
Forest Street Business Center                     Marlborough               MA             32,500                 100%
Southworth-Milton                                 Milford                   MA            146,125                 100%
Flanders Industrial Park                          Westborough               MA            105,500                 100%
Fisher-Pierce Industrial                          Weymouth                  MA             79,825                 100%
Navistar - Baltimore                              Baltimore                 MD            274,000                 100%
Winnetka Industrial Center                        Crystal                   MN            188,260                  93%
Fox Hollow Business Quarters I                    Branchburg                NJ             42,173                  83%
Eatontown Industrial                              Eatontown                 NJ             36,800                 100%
Cottontail Distribution Center                    Franklin Township         NJ            229,352                 100%
One Taft Industrial                               Totowa                    NJ            120,943                 100%
Palms Business Center III and South               Las Vegas                 NV            268,547                  71%
Palms Business Center North and IV                Las Vegas                 NV            129,501                  78%
Lehigh Valley                                     Allentown                 PA            161,405                  83%
Valley Forge Corp Ctr                             Norristown                PA            278,580                  94%
J.I. Case - Memphis                               Memphis                   TN            205,594                 100%
Kent Business Park                                Kent                      WA            138,157                 100%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                                                         97%
                                                                                        5,609,026
                                                                                 ======================================
     Number of properties:  28

RETAIL PORTFOLIO
Westwood Plaza                                    Tampa                     FL             99,304                  94%
Westbrook Commons                                 Westchester               IL            132,190                 100%
Cross Creek Retail Centre                         Indianapolis              IN             76,908                  91%
Geist Retail Centre                               Indianapolis              IN             72,348                  75%
Woodfield Centre                                  Indianapolis              IN             58,171                  84%

                                                                                 --------------------------------------
   Total Square Footage/Average % Occupied                                                438,921                  91%
                                                                                 ======================================
     Number of properties:  5

-----------------------------------------------------------------------------------------------------------------------
PROPERTY                                          CITY                   ST     PROPERTY TYPE      SQ. FEET     % OCC.
-----------------------------------------------------------------------------------------------------------------------

JOINT VENTURES
Rincon Center                                     San Francisco          CA     Mixed use           686,061       100%
Rockwall I and II                                 Rockville              MD      Office             343,443        92%
2000 Corporate Ridge                              McLean                 VA      Office             255,980       100%

                                                                                            ---------------------------
   Total Square Footage/Average % Occupied                                                        1,285,484        98%
                                                                                            ===========================
     Number of properties:  3


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                        UNDER DEVELOPMENT
                                                        December 31, 2000

-----------------------------------------------------------------------------------------------------------------------------------
                                                         PropertyUnits/    Square                              Percent  Estimated
Project              Description      City        State   Type    Condos     Feet    Interest      Status      Leased  Completion
-----------------------------------------------------------------------------------------------------------------------------------

Northern New Jersey
Bridgewater      3-story office       Bridgewater   NJ    Office              80,000     100% Construction        100%
Executive        building                                                                     completed,
Quarters III     constructed as the                                                           lease-up in
                 third phase of                                                               progress
                 Bridgewater
                 Executive Quarters
Bridgewater      3-story office       Bridgewater   NJ    Office              96,000     100% Under                 0%   2nd Qtr 02
Executive        building                                                                     Construction
Quarters IV      constructed as the
                 fourth phase of
                 Bridgewater
                 Executive Quarters
                                                                            ---------
   Total Northern New Jersey                                                 176,000
   Development Projects

Boston
Marlborough VIII 3-story office       Marlborough   MA    Office             110,000     100% Pre-development            1st Qtr 02
                 building to be
                 constructed as the
                 eighth phase of
                 Marlborough
                 Corporate Place
Marlborough X    2-story office       Marlborough   MA    Office              60,000     100% Pre-development            1st Qtr 02
                 building to be
                 constructed as the
                 ninth phase of
                 Marlborough
                 Corporate Place
                                                                            ---------
   Total Boston Development Projects                                         170,000

Denver
Three Gateway    Third 4-story        Denver        CO    Office              80,000      50% Under                 0%   1st Qtr 01
Center           office building                                                              Construction
                 constructed at
                 Gateway Park
Gateway 11       Eleventh one-story   Denver        CO   Industrial           81,000      50% Construction         30%
                 Industrial project                                                           Completed
                 constructed at
                 Gateway Park
Gateway 19       Twelfth one-story    Denver        CO   Industrial          166,000      50% Construction         90%
                 Industrial project                                                           Completed
                 constructed at
                 Gateway Park
Gateway Retail   First Retail strip   Denver        CO    Retail              11,000      50% Under                57%   1st Qtr 01
                 center constructed                                                           Construction
                 at Gateway Park
Gateway          Second Multifamily   Denver        CO   Multifam.     440                50% Under                 0%   3rd Qtr 02
Apartments       project constructed                                                          Construction
                 at Gateway Park
                                                                  -------------------
   Total Denver Development Projects                                   440   338,000

San Francisco    Six-story office
101 Ellsworth    building             San Mateo     CA    Office              80,000      10% Under                46%   3rd Qtr 01
                                                                                              Construction

                                                                            ---------
   Total San Francisco Development                                            80,000
   Projects


                                                                  -------------------
Grand Total                                                            440   764,000


                                             GLENBOROUGH REALTY TRUST INCORPORATED
                                                PRE-DEVELOPMENT / LAND HOLDINGS
                                                       December 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Proposed
                                                                                        Property            Square
Project                                Description             City            State      Type      Acres      Feet    Interest
---------------------------------------------------------------------------------------------------------------------------------

Northern New Jersey
Frontier III - IV           Two 3-story Office building to be  Bridgewater       NJ      Office                200,000       50%
                            constructed as the third and
                            fourth phase of Frontier
                            Executive Quarters
Fox Hollow II - V           Four 1-story office buildings to   Branchburg        NJ      Office                140,000       50%
                            be constructed as the second to
                            fifth phase of Fox Hollow
                            Business Quarters
                                                                                                            -----------
   Total Northern New Jersey Land Holdings                                                                     340,000

Boston
Marlborough Corporate Place One 2-story office building to be  Marlborough       MA      Office                 62,000      100%
                            constructed as the tenth and
                            final phase of Marlborough
                            Corporate Place
                                                                                                            -----------
   Total Boston Land Holdings                                                                                   62,000

Denver
Gateway Park Land           1,200 acre Mixed use park near     Denver            CO    Mixed Use     756.0   3,000,000       50%
                            Denver International Airport
                                                                                                   -------- -----------
   Total Denver Land Holdings                                                                        756.0   3,000,000

Memphis
Thousand Oaks IV            Fourth and final Phase of          Memphis           TN      Office                180,000      100%
                            development at Thousand Oaks
                                                                                                            -----------
   Total Memphis Land Holdings                                                                                 180,000

San Francisco
535 Mission Street          21-story office building           San Francisco     CA      Office                250,000       20%
Peninsula Marina Office     Mixed use development including    Redwood City      CA    Mixed Use               400,000       50%
Park                        office and 500 multifamily units
25 S. El Camino Real        300,000 square foot mixed use      Millbrae          CA    Mixed Use               300,000       50%
                            development adjacent to the
                            Millbrae BART station
                                                                                                            -----------
   Total San Francisco Holdings                                                                                950,000

                                                                                                   -------- -----------
Grand Total                                                                                          756.0   4,532,000

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

                                          GLENBOROUGH REALTY TRUST INCORPORATED
                                   ADDITIONS AND DELETIONS TO PORTFOLIOS DURING PERIOD
                                                    December 31, 2000

--------------------------------------------------------------------------------------------------------------------------
PROPERTY                                           CITY                  ST           SQ. FEET/UNITS                 DATE
--------------------------------------------------------------------------------------------------------------------------

ADDITIONS:

OFFICE PORTFOLIO
Two Gateway Center                                 Aurora                CO                   80,049             10/24/00
                                                                                 --------------------
   Total Number of Properties: 1                                                              80,049

INDUSTRIAL PORTFOLIO
Rollins Road                                       Burlingame            CA                  255,185             11/28/00
                                                                                 --------------------
   Total Number of Properties: 1                                                             255,185

Total Number of properties: 2


DELETIONS:

INDUSTRIAL PORTFOLIO
Park 100 - Building 42                             Indianapolis          IN                   37,800             10/18/00
                                                                                 --------------------
   Total Number of Properties: 1                                                              37,800

OFFICE PORTFOLIO
Vintage Pointe                                     Phoenix               AZ                   54,698             12/28/00
                                                                                 --------------------
   Total Number of Properties: 1                                                              54,698

RETAIL PORTFOLIO
Broad Ripple Retail Centre                         Indianapolis          IN                   37,540             10/25/00
                                                                                 --------------------
   Total Number of Properties: 1                                                              37,540

MULTIFAMILY PORTFOLIO
Overlook                                           Scottsdale            AZ                      224             12/29/00
Stone Ridge At Vinings                             Atlanta               GA                      440             12/29/00
Woodmere Trace                                     Duluth                GA                      220             12/29/00
Crosscreek                                         Indianapolis          IN                      208             12/29/00
Harcourt Club                                      Indianapolis          IN                      148             12/29/00
Island Club                                        Indianapolis          IN                      314             12/29/00
Arrowood Crossing                                  Charlotte             NC                      200             12/29/00
Chase On Commonwealth                              Charlotte             NC                      132             12/29/00
Courtyard                                          Charlotte             NC                       55             12/29/00
Landing On Farmhurst                               Charlotte             NC                      125             12/29/00
Sharonridge                                        Charlotte             NC                       75             12/29/00
Wendover Glen                                      Charlotte             NC                       96             12/29/00
Chase Monroe I & II                                Monroe                NC                      216             12/29/00
Willow Glen                                        Monroe                NC                      120             12/29/00
Sabal Point                                        Pineville             NC                      374             12/29/00
Oaks                                               Raleigh               NC                       88             12/29/00
Sahara Gardens                                     Las Vegas             NV                      312             12/29/00
Villas De Mission                                  Las Vegas             NV                      226             12/29/00
Players Club Of Brentwood                          Nashville             TN                      258             12/29/00
Hunters Chase                                      Austin                TX                      424             12/29/00
Hunterwood                                         Austin                TX                      160             12/29/00
Longspur                                           Austin                TX                      252             12/29/00
Silvervale Crossing                                Austin                TX                      336             12/29/00
Walnut Creek Crossing                              Austin                TX                      280             12/29/00
Wind River Crossing                                Austin                TX                      352             12/29/00
Bear Creek Crossing                                Houston               TX                      200             12/29/00
Cypress Creek                                      Houston               TX                      256             12/29/00
North Park Crossing                                Houston               TX                      336             12/29/00
Willow Brook Crossing                              Houston               TX                      208             12/29/00
Park At Woodlake                                   Houston               TX                      564             12/29/00
Jefferson Creek                                    Irving                TX                      300             12/29/00
Jefferson Place                                    Irving                TX                      424             12/29/00
La Costa                                           Plano                 TX                      462             12/29/00
Bandera Crossing                                   San Antonio           TX                      204             12/29/00
Hollows                                            San Antonio           TX                      432             12/29/00
Vista Crossing                                     San Antonio           TX                      232             12/29/00
                                                                                 --------------------
   Total Number of Properties: 36                                                              9,253

Total Number of properties: 39

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


                                              Glenborough Realty Trust Incorporated
                                               DISTRIBUTION OF NET OPERATING INCOME
                                              BY GEOGRAPHIC REGION AND PROPERTY TYPE
                                                        December 31, 2000

                                                                                        -------------------------------------------
                                                                                            NOI as a % of the Total Portfolio
                                                                                        -------------------------------------------

City/Market                                     State                % of Total NOI                   Office            Industrial

Northern New Jersey                               NJ                          14.6%                    11.7%                  2.9%
Boston                                            MA                          11.6%                     8.8%                  2.8%
Chicago                                           IL                           8.5%                     7.6%                  0.9%
Suburban Washington, DC                         MD/VA                          8.2%                     7.8%                  0.4%
Denver                                            CO                           7.2%                     2.2%                  5.0%
Southern California                               CA                           6.8%                     4.6%                  2.2%
San Francisco                                     CA                           5.6%                     5.2%                  0.5%
Tampa/Orlando                                     FL                           4.8%                     3.8%                  1.0%
Las Vegas                                         NV                           4.0%                     1.7%                  2.3%
St. Louis                                         MO                           4.0%                     4.0%                  0.0%
Indianapolis                                      IN                           3.9%                     1.5%                  2.5%
Atlanta                                           GA                           3.6%                     3.6%                  0.0%
Minneapolis                                       MN                           3.5%                     3.3%                  0.2%
Philadelphia                                      PA                           3.1%                     0.3%                  2.8%
Memphis                                           TN                           2.8%                     2.5%                  0.3%
Other                                          Various                         7.7%                     6.8%                  0.9%
                                                              ----------------------    -------------------------------------------

TOTAL                                                                        100.0%                    75.2%                 24.8%
                                                                                        -------------------------------------------

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


                                              GLENBOROUGH REALTY TRUST INCORPORATED
                                                          DEBT SUMMARY
                                                        December 31, 2000
                                                         (in thousands)

                                                                                                                        Maturity
                                                                                                                          From
                                                                Debt       Interest       Interest          Maturity    12/31/00
Loan Type                                                    Balance           Rate         Type                Date    (Years)
----------------------------------------------------------------------------------------------------------------------------------

UNSECURED DEBT
  Line of Credit                                     $        31,053         8.186%    LIBOR +1.625%         6/10/02         1.44
  Term Loan                                                  125,000         8.311%    LIBOR +1.750%         6/10/02         1.44
                                                       -----------------------------                                   -----------
Total Unsecured Debt                                         156,053         8.286%                                          1.44

SECURED DEBT
Cross Collateralized Loans
  Secured by Four Properties                                  13,828         7.570%        Fixed             5/10/07         6.36
  Secured by Three Properties                                 15,024         6.950%        Fixed              7/1/08         7.50
  Secured by Sixteen Properties                              117,476         6.125%        Fixed            11/10/08         7.86
  Secured by Nine Properties                                  53,423         6.125%        Fixed            11/10/08         7.86
  Secured by Nine Properties                                  49,863         7.500%        Fixed            10/31/07         6.83
                                                       -----------------------------                                   -----------
Total Secured Cross Collateralized                           249,614         6.529%                                          7.55

Individually Secured Mortgages
Total Office                                                  93,562         8.174%                      6/29/01-9/1/05      2.37

Total Industrial                                              71,657         8.663%                      4/01/01-7/1/08      3.01

Total Retail                                                   9,190         8.633%                      1/01/07-2/1/07      6.04

Total Multifamily                                             26,600         8.811%                          9/30/01         0.75


Total Debt/Weighted Interest Rate & Maturity         $       606,677         7.619%                                          4.32
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Relative       Weighted
                                                               Total     Percentage       Average
Debt Type                                                     Amount    Of All Debt         Rate
                                                       --------------  -------------  -----------------
All Debt                                             $       606,677        100.00%        7.619%

Debt Summarized by Rate:
All Floating Rate Debt                                       264,634         43.62%        8.563%
  Floating Rate Debt Capped                                        -             -%            -%
  Floating Rate Debt Not Capped                              264,634         43.62%        8.563%

All Fixed Rate Debt                                          342,042         56.38%        6.888%


Debt Summarized by Loan Type:
Total Unsecured Debt                                         156,053         25.72%        8.286%

Total Secured Debt                                           450,623         74.28%        7.388%

                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                December 31, 2000
                                        --------------------------------------------------------------------
            For the Period:                                              1999
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr       4th Qtr      To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests           13,236  $     16,892  $    12,325   $    10,496  $     52,949
  and extraordinary item                   $
Plus:
  Depreciation and amortization                14,947        14,075       14,096        14,535        57,653
  Adjustment to reflect FFO of                    253         2,170          135           163         2,721
Associated Companies
  Adjustment to reflect FFO of                      -             -            -           788           788
Unconsolidated Joint Ventures
  Non-recurring losses                              -             -            -         1,229         1,229
Less:
  Net (gain) or loss on sales of real         (1,351)       (5,742)          371       (2,291)       (9,013)
    estate assets
Preferred stock dividend                      (5,570)       (5,570)      (5,570)       (5,570)      (22,280)
Funds from operations (FFO) (1)                21,515        21,825       21,357        19,350        84,048
Plus:
  Amortization of deferred financing              485           508          477           564         2,034
    fees
Less:
  Capital reserve surplus/(deficit)             1,269         (994)        (550)             0         (275)
  Capital expenditures (incl. T.I.'s &          2,769         5,392        5,592         6,027        19,780
    commissions)
Cash available for distribution (CAD)(1)       17,962  $     17,935  $    16,792   $    13,887  $     66,576
Cash flows from
  Operating Activities                         21,987        29,437       19,405        21,319        92,148
  Investing Activities (2)                    (1,211)        81,187     (18,526)        22,650        84,100
  Financing Activities (3)                   (21,325)     (112,431)          435      (40,802)     (174,123)
Ratio of earnings to fixed charges               1.73          1.95         1.70          1.59          1.75
(includes depreciation) (4)
Ratio of earnings to fixed charges and           1.31          1.47         1.27          1.19          1.31
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                              2.38          2.27         2.44          2.22          2.33
Interest coverage ratio                          2.71          2.63         2.80          2.59          2.68
Cumulative capital reserves in excess           1,544           550            -             -             -
  of expenditures
------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
Income (5)
  NOI                                    $     34,284  $     32,284  $    32,115   $    23,797  $    138,928
  Growth from same period prior year             1.6%         -1.0%         2.7%          2.1%          1.3%
Tenant retention % (commercial                    61%           77%          70%           59%           68%
  portfolio)
Increase in effective rents from                29.1%         21.6%        19.7%         23.0%         23.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $     12,569  $     15,363  $    11,437   $     9,933  $     49,302
  items
Net Income including extraordinary       $     10,578  $     17,051  $    12,177   $    10,480  $     50,286
  items
------------------------------------------------------------------------------------------------------------
(1)      Please see the Glossary of Terms for a definition and other related disclosure.
(2)      Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)      Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4)      Earnings INCLUDE DEPRECIATION as an expense.
(5)      Reflects the performance of 83 of the 87 properties in the current portfolio.



                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                December 31, 2000
                                        --------------------------------------------------------------------
            For the Period:                                               2000
                                                                                                     Year
                                            1st Qtr       2nd Qtr       3rd Qtr      4th Qtr       To Date
------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per share data)
------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests            8,823  $      8,766  $    15,773  $     15,574  $     48,936
  and extraordinary item                   $
Plus:
  Depreciation and amortization                14,915        14,871       14,167        14,575        58,528
  Adjustment to reflect FFO of                    164            22        (191)           145           140
Associated Companies
  Adjustment to reflect FFO of                    190           264          250           248           952
Unconsolidated Joint Ventures
  Non-recurring losses                              -             -            -         4,800         4,800
Less:
  Net (gain) or loss on sales of real             695         2,347      (4,694)      (19,131)      (20,783)
    estate assets
Preferred stock dividend                      (5,488)       (5,443)      (4,891)       (4,891)      (20,713)
Funds from operations (FFO) (1)                19,299        20,827       20,414        11,320        71,860
Plus:
  Amortization of deferred financing              639           610          597           658         2,504
    fees
Less:
  Capital reserve surplus/(deficit)                 -             -            -             -             -
  Capital expenditures (incl. T.I.'s &          4,989         6,319        5,471         5,829        22,608
    commissions)
Cash available for distribution (CAD)(1)       14,949  $     15,118  $    15,540  $      6,149  $     51,756
Cash flows from
  Operating Activities                         17,957        27,367       18,767        24,038        88,129
  Investing Activities (2)                     10,642        70,194       36,501       236,913       354,250
  Financing Activities (3)                   (34,235)      (95,383)     (36,428)     (180,620)     (346,666)
Ratio of earnings to fixed charges               1.47          1.48         1.92          1.84          1.67
  (includes depreciation) (4)
Ratio of earnings to fixed charges and           1.11          1.11         1.47          1.43          1.28
  preferred dividends (4)
  (includes depreciation)
Debt coverage ratio                              2.27          2.39         2.45          2.05          2.29
Interest coverage ratio                          2.61          2.74         2.81          2.34          2.62
Cumulative capital reserves in excess               -             -            -             -             -
  of expenditures
-------------------------------------------------------------------------------------------------------------
OTHER INFORMATION (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------------
Combined Same Property Net Operating
Income (5)
  NOI                                    $     35,564  $     33,568  $    33,821  $     25,508  $    128,460
  Growth from same period prior year             3.7%          4.0%         5.3%          7.2%          5.1%
Tenant retention % (commercial                    65%           71%          57%           56%           64%
  portfolio)
Increase in effective rents from                21.6%         16.5%        17.5%         13.8%         17.4%
  renewals (commercial portfolio)
Net Income excluding extraordinary       $      8,517  $      8,416  $    14,596  $     15,250  $     46,779
  items
Net Income including extraordinary       $      8,051  $      8,332  $    14,596  $      7,890  $     38,869
items
-------------------------------------------------------------------------------------------------------------
(1)      Please see the Glossary of Terms for a definition and other related disclosure.
(2)      Includes acquisitions and additions to real estate assets, as well as net proceeds from sales of real estate assets.
(3)      Includes proceeds from issuance of stock and debt, debt repayments, stock repurchases and distributions.
(4)      Earnings INCLUDE DEPRECIATION as an expense.
(5)      Reflects the performance of 83 of the 87 properties in the current portfolio.





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                December 31, 2000

For the Period:                                                         1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  31,765        31,664       31,021        30,949        31,347
   outstanding for EPS
Diluted wtd avg shares outstanding for         36,098        35,984       35,275        34,727        35,523
   EPS
Diluted wtd avg shares for calculation         36,098        35,984       35,275        34,727        35,523
   of FFO and CAD
Diluted CAD per share                    $       0.50  $       0.50  $      0.48   $      0.40  $       1.87
Basic net income per share before        $       0.22  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.21  $       0.31  $      0.19   $      0.14  $       0.86
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     15,081  $     15,027  $    14,612   $    14,612  $     59,331
   units)
Dividend per share                       $       0.42  $       0.42  $      0.42   $      0.42  $       1.68
Dividend payout ratio (CAD)                     84.0%         84.0%        87.5%        105.0%         89.8%

Total Preferred Dividends                       5,570         5,570        5,570         5,570        22,280
Preferred Dividends per share                    0.48          0.48         0.48          0.48          1.94

Total notes and mortgages payable             934,683       846,521      901,635       897,358       897,358

Preferred Stock at Par Value                  287,500       287,500      287,500       283,250       283,250

Total market capitalization  (2)            1,832,614     1,760,127    1,763,159     1,641,186     1,641,186

Debt/Total market capitalization                51.0%         48.1%        51.1%         54.7%         54.7%

Preferred shares outstanding (at end           11,500        11,500       11,500        11,330        11,330
   of period)
Price per share on last trading day      $      16.75  $      19.00  $     16.44   $     14.00  $      14.00

Common shares outstanding (at end of           31,690        31,593       30,630        30,821        30,821
   period)
Common shares and OP Units outstanding         35,908        35,778       34,789        34,436        34,436
   (at end of period)
Fully converted common shares and OP           44,665        44,535       43,547        43,064        43,064
   units (at end of period) (3)
Price per share on last trading day      $      17.00  $      17.50  $     16.50   $     13.38  $      13.38
-------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                CORPORATE SUMMARY
                                December 31, 2000

            For the Period:                                           2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
Financial Highlights
-------------------------------------------------------------------------------------------------------------
Basic weighted average shares                  30,356        29,330       28,677        28,830        29,295
   outstanding for EPS
Diluted wtd avg shares outstanding for         34,096        33,111       32,636        32,337        33,024
   EPS
Diluted wtd avg shares for calculation         34,096        33,111       32,636        32,337        33,024
   of FFO and CAD
Diluted CAD per share                    $       0.44  $       0.46  $      0.48  $       0.19  $       1.57
Basic net income per share before        $       0.10  $       0.10  $      0.34  $       0.36  $       0.89
   extraordinary items available to
   common shareholders (1)
Diluted net income per share before      $       0.10  $       0.10  $      0.33  $       0.33  $       0.85
   extraordinary items available to
   common shareholders (1)

Total dividends (common shares and OP    $     14,444  $     13,896  $    13,609  $     13,484  $     55,433
   units)
Dividend per share                       $       0.42  $       0.42  $      0.42  $       0.42  $       1.68
Dividend payout ratio (CAD)                     95.5%         91.3%        87.5%        221.1%        107.0%

Total Preferred Dividends                       5,488         5,443        4,891         4,891        20,713
Preferred Dividends per share                    0.48          0.48         0.48          0.48          1.92

Total notes and mortgages payable             884,991       834,138      821,587       606,677       606,677

Preferred Stock at Par Value                  280,908       252,445      252,445       252,445       252,445

Total market capitalization  (2)            1,648,899     1,652,091    1,651,917     1,381,344     1,381,344

Debt/Total market capitalization                53.7%         50.5%        49.7%         43.9%         43.9%

Preferred shares outstanding (at end           11,236        10,098       10,098        10,098        10,098
   of period)
Price per share on last trading day      $      15.25  $      17.25  $     17.00  $      16.88  $      16.88

Common shares outstanding (at end of           29,706        28,881       28,584        26,982        26,982
   period)
Common shares and OP Units outstanding         33,310        32,402       32,105        30,056        30,056
   (at end of period)
Fully converted common shares and OP           41,867        40,091       39,794        37,745        37,745
   units (at end of period) (3)
Price per share on last trading day      $      14.50  $      17.45  $     18.00  $      17.38  $      17.38
-------------------------------------------------------------------------------------------------------------
(1) Net income per share is computed independently for each quarter and the full year based on the respective weighted average number of common shares outstanding; therefore; the sum of the quarterly income per share data may not equal the  net income per share for the year.
(2) Includes minority interest in UPREIT Partnership.
(3) Includes outstanding Preferred shares converted to 7,689,461 shares of common stock.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 2000

For the Period:                                                            1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
   Revenue                               $     27,872  $     26,020  $    27,120   $    28,471  $    109,483
   Operating expenses                          10,353         9,783       10,417        10,785        41,338
   NOI                                         17,519        16,237       16,703        17,686        68,145
   Growth from same period prior year            1.2%         -3.4%         3.3%          4.0%          1.3%

Combined Total
   Revenue                               $     32,028  $     32,275  $    31,842   $    31,948  $    128,094
   Operating expenses                          11,921        12,131       12,130        11,603        47,785
   NOI                                         20,107        20,144       19,712        20,345        80,308

Capital expenditures (excludes TI &      $        416  $        573  $       100   $       232  $      1,321
  CLC)
Quarter End Square Feet                         7,941         7,407        7,747         7,721         7,721
Capital expenditures per leaseable               0.05          0.08         0.01          0.03          0.17
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy at quarter end                     93.1%         93.2%        92.9%         92.3%         92.3%

   Average effective rent per                   14.69         15.00        15.41         15.69         15.69
     occupied sq ft
   Increase from same period prior               2.6%          5.0%         4.4%          5.6%          5.6%
     year

   Revenue per occupied sq ft                   17.48         17.89        18.42         18.43         18.43
   Increase from same period prior               5.0%          2.1%         3.2%          4.0%          4.0%
     year

Combined Total
   Occupancy at quarter end                     92.6%         93.0%        92.5%         92.2%         92.2%

   Average effective rent per                   14.83         14.99        15.27         15.70         15.70
     occupied sq ft
   Increase from same period prior               7.3%          2.6%         4.3%          4.6%          4.6%
     year

   Revenue per occupied sq ft                   17.42         17.56        17.88         18.19         18.19
   Increase from same period prior              -0.9%         -2.7%         0.1%          3.3%          3.3%
     year

-------------------------------------------------------------------------------------------------------------
(1) Numbers include joint venture interests.
(2) Reflects performance of 53 of the 54 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (1)  (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same-Property (2)
   Revenue                               $     28,848  $     27,077  $    28,500  $     29,831  $    114,255
   Operating expenses                          10,841         9,763       10,626        10,888        42,118
   NOI                                         18,007        17,314       17,874        18,943        72,138
   Growth from same period prior year            2.8%          6.6%         7.0%          7.1%          5.9%

Combined Total
   Revenue                               $     31,394  $     29,501  $    31,124  $     32,121  $    124,140
   Operating expenses                          11,738        10,501       11,560        11,370        45,169
   NOI                                         19,656        19,000       19,564        20,751        78,971

Capital expenditures (excludes TI &      $      1,136  $        315  $       204  $        858  $      2,512
  CLC)
Quarter End Square Feet                         7,465         6,888        6,915         6,939         6,939
Capital expenditures per leaseable               0.15          0.05         0.03          0.12          0.36
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD): (1)
-------------------------------------------------------------------------------------------------------------

Same-Property (2)
   Occupancy at quarter end                     91.0%         91.7%        93.0%         92.7%         92.7%

   Average effective rent per                   15.77         15.52        16.31         16.37         16.37
     occupied sq ft
   Increase from same period prior               7.3%          3.5%         5.9%          4.3%          4.3%
     year

   Revenue per occupied sq ft                   18.51         18.68        19.29         19.19         19.19
   Increase from same period prior               5.9%          4.4%         4.7%          4.1%          4.1%
     year

Combined Total
   Occupancy at quarter end                     91.1%         92.1%        93.2%         92.9%         92.9%

   Average effective rent per                   15.71         15.72        16.12         17.23         17.23
     occupied sq ft
   Increase from same period prior               5.9%          4.9%         5.5%          9.7%          9.7%
     year

   Revenue per occupied sq ft                   18.46         18.61        19.31         20.64         20.64
   Increase from same period prior               6.0%          6.0%         8.0%         13.5%         13.5%
     year

-------------------------------------------------------------------------------------------------------------
(1) Numbers include joint venture interests.
(2) Reflects performance of 53 of the 54 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-------------------------------------------------------------------------------------------------------------
Square footage leased                         156,371       103,503      106,825       144,119       510,818
Average rent per sq ft                          17.41         17.91        22.00         18.23         18.70

Concessions                                    30,306        39,740       61,778        26,361       158,185
Concessions per sq ft  leased                    0.19          0.38         0.58          0.18          0.31

Tenant improvements (TI) committed            408,912       926,525      832,266     1,703,599     3,871,302
TI committed per sq ft  leased                   2.62          8.95         7.79         11.82          7.58

Capitalized leasing commissions (CLC)         689,931       550,410      405,987     1,146,911     2,793,239
   committed
CLC committed per sq ft  leased                  4.41          5.32         3.80          7.96          5.47
CLC and TI committed per sq ft  leased           7.03         14.27        11.59         19.78         13.05

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  65%           86%          80%           63%           76%
Square footage leased                         271,882       542,756      253,615       203,252     1,271,505
Average rent per sq ft                          16.22         18.50        19.50         19.95         18.44
 Increase in effective rents from                34.7%         27.7%        24.9%         21.2%         27.1%
   renewals

Concessions                                    33,102        82,460       13,394        39,208       168,164
Concessions per sq ft  leased                    0.12          0.15         0.05          0.19          0.13

Tenant improvements (TI) committed            897,261     4,264,160    1,312,228     1,124,695     7,598,344
TI committed per sq ft  leased                   3.30          7.86         5.17          5.53          5.98

Capitalized leasing commissions (CLC)         436,667     2,768,468      996,984       413,994     4,616,113
   committed
CLC committed per sq ft  leased                  1.61          5.10         3.93          2.04          3.63
CLC and TI committed per sq ft  leased           4.91         12.96         9.10          7.57          9.61




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                OFFICE PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW  (1)
-------------------------------------------------------------------------------------------------------------
Square footage leased                         133,710       193,257       95,354        80,971       503,292
Average rent per sq ft                          18.38         17.02        22.91         19.95         18.97

Concessions                                   183,220        21,175        3,500        24,430       232,325
Concessions per sq ft  leased                    1.37          0.11         0.04          0.30          0.46

Tenant improvements (TI) committed          1,678,031     2,180,773    1,192,517     1,174,824     6,226,145
TI committed per sq ft  leased                  12.55         11.28        12.51         14.51         12.37

Capitalized leasing commissions (CLC)         707,700       776,848      534,451       533,189     2,552,188
   committed
CLC committed per sq ft  leased                  5.29          4.02         5.60          6.58          5.07
CLC and TI committed per sq ft  leased          17.84         15.30        18.11         21.09         17.44

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  51%           78%          58%           53%           65%
Square footage leased                         139,231       504,329      161,288       130,019       934,867
Average rent per sq ft                          18.71         20.07        18.01         18.02         19.23
 Increase in effective rents from                18.8%         14.4%        17.4%         13.8%         16.1%
   renewals

Concessions                                    20,726         5,500            0        21,360        47,586
Concessions per sq ft  leased                    0.15          0.01         0.00          0.16          0.05

Tenant improvements (TI) committed            441,448     1,507,115      546,694       484,304     2,979,561
TI committed per sq ft  leased                   3.17          2.99         3.39          3.72          3.19

Capitalized leasing commissions (CLC)         193,232     1,154,117      213,183       193,615     1,754,147
   committed
CLC committed per sq ft  leased                  1.39          2.29         1.32          1.49          1.88
CLC and TI committed per sq ft  leased           4.56          5.28         4.71          5.21          5.07




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same-Property (1)
   Revenue                               $      8,484  $      8,075  $     7,446   $     6,874  $     30,880
   Operating expenses                           2,207         2,073        1,727         1,785         7,792
   NOI                                          6,277         6,003        5,720         5,090        23,089
   Growth from same period prior year           -0.7%         -1.6%         2.5%         -4.6%         -1.1%

Combined Total
   Revenue                               $     11,504  $     11,161  $    10,531   $     9,681  $     42,876
   Operating expenses                           3,188         2,997        2,736         2,474        11,395
   NOI                                          8,316         8,164        7,795         7,207        31,481

   Capital expenditure (excludes TI &       $     108  $         73  $        51   $        87  $        318
     CLC)
  Quarter End Square Feet                       7,398         6,866        6,803         6,098         6,098
  Capital expenditures per leaseable             0.01          0.01         0.01          0.01          0.05
    sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    93.3%         95.3%        95.2%         94.1%         94.1%

   Average effective rent per occupied           5.23          5.18         5.27          5.23          5.23
     sq ft
   Increase from same period prior year          3.5%          4.6%         6.7%          0.4%          0.4%

   Revenue per occupied sq ft                    6.39          6.28         6.38          6.31          6.31
   Increase from same period prior year         -3.3%          1.0%         5.1%          4.5%          4.5%

Combined Total
   Occupancy                                    92.7%         93.4%        91.9%         92.6%         92.6%

   Average effective rent per occupied           5.42          5.05         5.06          4.71          4.71
     sq ft
   Increase from same period prior year         19.8%         18.5%         8.3%          6.6%          6.6%

   Revenue per occupied sq ft                    6.66          6.24         6.14          5.65          5.65
   Increase from same period prior year         16.9%         16.9%         8.8%          7.3%          7.3%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 25 of the 28 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Same-Property (1)
   Revenue                               $      8,736  $      8,264  $     7,743  $      7,133  $     31,877
   Operating expenses                           2,328         2,082        1,798         1,606         7,813
   NOI                                          6,409         6,183        5,945         5,527        24,064
   Growth from same period prior year            2.1%          3.0%         3.9%          8.6%          4.4%

Combined Total
   Revenue                               $      9,879  $      9,521  $     8,862  $      8,983  $     37,245
   Operating expenses                           2,560         2,331        2,072         1,985         8,948
   NOI                                          7,319         7,190        6,790         6,998        28,297

   Capital expenditure (excludes TI &    $         73  $        150  $       192  $        114  $        529
     CLC)
  Quarter End Square Feet                       6,173         5,865        5,322         5,609         5,609
  Capital expenditures per leaseable             0.01          0.03         0.04          0.02          0.09
    sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same-Property (1)
   Occupancy                                    94.1%         95.0%        95.5%         96.3%         96.3%

   Average effective rent per occupied           5.37          5.35         5.36          5.31          5.31
     sq ft
   Increase from same period prior year          2.6%          3.2%         1.7%          1.5%          1.5%

   Revenue per occupied sq ft                    6.52          6.46         6.58          6.40          6.40
   Increase from same period prior year          1.9%          2.8%         3.1%          1.4%          1.4%

Combined Total
   Occupancy                                    94.1%         94.9%        95.6%         96.6%         96.6%

   Average effective rent per occupied           5.84          5.75         5.71          5.55          5.55
     sq ft
   Increase from same period prior year          7.7%         13.8%        12.9%         17.9%         17.9%

   Revenue per occupied sq ft                    7.00          6.84         6.97          6.63          6.63
   Increase from same period prior year          5.1%          9.6%        13.5%         17.3%         17.3%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 25 of the 28 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------
Square footage leased                         137,288        87,189      144,948        55,308       424,733
Average rent per sq ft                           6.52         11.29         6.88          6.32          7.59

Concessions                                    31,366        82,593       39,783        25,881       179,623
Concessions per sq ft  leased                    0.23          0.95         0.27          0.47          0.42

Tenant improvements (TI) committed            220,339       829,532      349,957       100,547     1,500,375
TI committed per sq ft  leased                   1.60          9.51         2.41          1.82          3.53

Capitalized leasing commissions (CLC)         226,869       319,366      287,671        51,262       885,168
   committed
CLC committed per sq ft  leased                  1.65          3.66         1.98          0.93          2.08
CLC and TI committed per sq ft  leased           3.25         13.17         4.39          2.75          0.00

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  48%           56%          53%          100%           52%
Square footage leased                         159,190       225,869      286,997        79,898       751,954
Average rent per sq ft                           7.17          7.29         5.93          9.05          6.93
  Increase in effective rents from              15.3%         16.1%        20.0%         29.9%         20.3%
  renewals

Concessions                                    60,825           901       34,755             0        96,481
Concessions per sq ft  leased                    0.38          0.00         0.12          0.00          0.13

Tenant improvements (TI) committed            122,071       320,049      109,763       100,772       652,655
TI committed per sq ft  leased                   0.77          1.42         0.38          1.26          0.87

Capitalized leasing commissions (CLC)          67,024        55,254       96,070        16,781       235,129
   committed
CLC committed per sq ft  leased                  0.42          0.24         0.33          0.21          0.31
CLC and TI committed per sq ft  leased           1.19          1.66         0.71          1.47          1.18




                      GLENBOROUGH REALTY TRUST INCORPORATED
                              INDUSTRIAL PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------
Square footage leased                         141,924       174,745      108,991        34,414       460,074
Average rent per sq ft                           8.47          6.06         7.13          9.99          7.35

Concessions                                    43,232        32,879       10,320        40,235       126,666
Concessions per sq ft  leased                    0.30          0.19         0.09          1.17          0.28

Tenant improvements (TI) committed            663,750       397,785      377,100       224,990     1,663,625
TI committed per sq ft  leased                   4.68          2.28         3.46          6.54          3.62

Capitalized leasing commissions (CLC)         315,777       148,047      240,973       125,717       830,514
   committed
CLC committed per sq ft  leased                  2.22          0.85         2.21          3.65          1.81
CLC and TI committed per sq ft  leased           6.90          3.13         5.67         10.19          5.43

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  87%           46%          56%           62%           61%
Square footage leased                         148,799        91,906      157,678       111,019       509,402
Average rent per sq ft                           7.18          8.45         5.89          5.82          6.71
  Increase in effective rents from              21.7%         30.2%        21.6%         13.6%         21.8%
  renewals

Concessions                                     2,500             0       36,942             0        39,442
Concessions per sq ft  leased                    0.02          0.00         0.23          0.00          0.08

Tenant improvements (TI) committed            123,726       535,242      309,883        16,317       985,168
TI committed per sq ft  leased                   0.83          5.82         1.97          0.15          1.93

Capitalized leasing commissions (CLC)          21,402       153,056       41,492        11,399       227,349
   committed
CLC committed per sq ft  leased                  0.14          1.67         0.26          0.10          0.45
CLC and TI committed per sq ft  leased           0.97          7.49         2.23          0.25          2.38




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Revenue                                  $      2,805  $      1,500  $     1,427   $     1,470  $      7,200
   Operating expenses                           1,014           537          482           448         2,482
   NOI                                          1,790           963          945         1,021         4,720
   Growth from same period prior year            9.2%          6.6%         4.2%         -5.1%          3.7%

Combined Total
   Revenue                               $      3,241  $      2,816  $     2,518   $     2,621  $     11,195
   Operating expenses                           1,176           854          798           784         3,613
   NOI                                          2,064         1,962        1,720         1,837         7,582

Capital expenditures (excludes TI and    $         14  $         30  $         9   $        30  $         83
   CLC)
Quarter End Square Feet                         1,001           928          928           927           927
Capital expenditures per leaseable               0.01          0.03         0.01          0.03          0.09
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    92.1%         91.7%        90.0%         89.2%         89.2%

   Average effective rent per occupied           9.50         10.52        10.63         10.58         10.58
   sq ft
   Increase from same period prior year          4.9%          1.4%         1.5%          2.1%          2.1%

   Revenue per occupied sq ft                   13.13         13.89        13.31         15.02         15.02
   Increase from same period prior year         22.2%          2.2%         5.0%         -3.4%         -3.4%

Combined Total
   Occupancy                                    92.2%         91.5%        90.7%         89.8%         89.8%

   Average effective rent per occupied           9.26          9.39         9.57          9.68          9.68
     sq ft
   Increase from same period prior year         18.7%         11.0%        11.2%         10.6%         10.6%

   Revenue per occupied sq ft                   12.74         12.91        11.97         12.59         12.59
   Increase from same period prior year         26.0%         15.2%         7.5%          6.5%          6.5%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 5 of the 5 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
OPERATING RESULTS (in thousands, except per square foot data)
-------------------------------------------------------------------------------------------------------------
Revenue                                  $      2,866  $      1,544  $     1,442   $     1,500  $      7,353
   Operating expenses                             937           534          560           462         2,493
   NOI                                          1,929         1,010          882         1,038         4,859
   Growth from same period prior year            7.7%          4.9%        -6.7%          1.6%          1.9%

Combined Total
   Revenue                               $      2,866  $      1,544  $     1,461   $     1,500  $      7,371
   Operating expenses                             937           534          560           462         2,493
   NOI                                          1,929         1,010          900         1,038         4,878

Capital expenditures (excludes TI and    $         71  $          6  $        30  $          8  $        115
   CLC)
Quarter End Square Feet                           928           476          476           439           439
Capital expenditures per leaseable               0.08          0.01         0.06          0.02          0.26
  sq ft

-------------------------------------------------------------------------------------------------------------
OCCUPANCY STATUS (AT END OF PERIOD):
-------------------------------------------------------------------------------------------------------------

Same Property
   Occupancy                                    90.9%         90.3%        90.9%         90.8%         90.8%

   Average effective rent per occupied           9.64         10.89        10.83         10.57         10.57
   sq ft
   Increase from same period prior year          1.4%          3.5%         1.8%         -0.1%         -0.1%

   Revenue per occupied sq ft                   13.59         14.36        13.32         15.05         15.05
   Increase from same period prior year          3.5%          3.4%         0.1%          0.2%          0.2%

Combined Total
   Occupancy                                    90.9%         90.3%        90.9%         90.8%         90.8%

   Average effective rent per occupied           9.64         10.89        10.83         10.57         10.57
     sq ft
   Increase from same period prior year          4.1%         15.9%        13.2%          9.3%          9.3%

   Revenue per occupied sq ft                   13.59         14.36        13.50         15.05         15.05
   Increase from same period prior year          6.7%         11.3%        12.8%         19.6%         19.6%

-------------------------------------------------------------------------------------------------------------
(1) Reflects the performance of 5 of the 5 properties in the current portfolio.




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 2000

            For the Period:                                              1999
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------
Square footage leased                          11,017         7,750        3,768         5,700        28,235
Average rent per sq ft                          15.18         12.09        14.56         14.73         14.16

Concessions                                     3,600         7,919        6,817           937        19,273
Concessions per sq ft  leased                    0.33          1.02         1.81          0.16          0.68

Tenant improvements (TI) committed             19,400        18,500        6,068             -        43,968
TI committed per sq ft  leased                   1.76          2.39         1.61             -          1.56

Capitalized leasing commissions (CLC)          32,656        19,262       14,516           920        67,354
  committed
CLC committed per sq ft  leased                  2.96          2.49         3.85          0.16          2.39
CLC and TI committed per sq ft  leased           4.73          4.87         5.46          0.16          3.94

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  74%           57%          77%           74%           72%
Square footage leased                          33,585         9,630       21,193        21,215        85,623
Average rent per sq ft                          13.11         14.90        11.26         16.78         13.76
  Increase in effective rents from              18.5%         12.4%        18.8%         33.8%         20.9%
    renewals


Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,200        19,776       98,859       120,441       242,276
TI committed per sq ft  leased                   0.10          2.05         4.66          5.68          2.83

Capitalized leasing commissions (CLC)               -             -            -             -             -
  committed
CLC committed per sq ft  leased                     -             -            -             -             -
CLC and TI committed per sq ft  leased           0.10          2.05         4.66          5.68          2.83




                      GLENBOROUGH REALTY TRUST INCORPORATED
                                RETAIL PORTFOLIO
                                December 31, 2000

            For the Period:                                              2000
                                        ---------------------------------------------------------------------
                                                                                                        Year
                                              1st Qtr       2nd Qtr      3rd Qtr       4th Qtr       To Date
-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: NEW
-------------------------------------------------------------------------------------------------------------
Square footage leased                          12,900             -        7,120         5,200        25,220
Average rent per sq ft                          14.38             -        14.87         14.15         14.47

Concessions                                     9,158             -        6,866             -        16,024
Concessions per sq ft  leased                    0.71             -         0.96             -          0.64

Tenant improvements (TI) committed             67,500             -       24,584         4,000        96,084
TI committed per sq ft  leased                   5.23             -         3.45          0.77          3.81

Capitalized leasing commissions (CLC)          46,907             -       26,941        20,866        94,714
  committed
CLC committed per sq ft  leased                  3.64             -         3.78          4.01          3.76
CLC and TI committed per sq ft  leased           8.87             -         7.24          4.78          7.57

-------------------------------------------------------------------------------------------------------------
LEASING PRODUCTION: RENEWAL/EXPANSION
-------------------------------------------------------------------------------------------------------------

Tenant Retention                                  70%           79%          83%           26%           68%
Square footage leased                          24,418        10,184        8,000         2,134        44,736
Average rent per sq ft                          12.43         14.58        13.69         20.78         13.55
  Increase in effective rents from              18.5%         13.4%         7.1%         25.6%         16.1%
    renewals


Concessions                                         -             -            -             -             -
Concessions per sq ft  leased                       -             -            -             -             -

Tenant improvements (TI) committed              3,500         5,536       14,400         7,000        30,436
TI committed per sq ft  leased                   0.14          0.54         1.80          3.28          0.68

Capitalized leasing commissions (CLC)           5,267             -            -             -         5,267
  committed
CLC committed per sq ft  leased                  0.22             -            -             -          0.12
CLC and TI committed per sq ft  leased           0.36          0.54         1.80          3.28          0.80




                      GLENBOROUGH REALTY TRUST INCORPORATED
                        RECONCILIATION OF PROPERTY INCOME
                                December 31, 2000
                                 (in thousands)


                                                                                                  Property Total
                         Office    Industrial      Retail        Total            Other (1)             Reported
                     -----------   -----------   ---------   ----------    -----------------    -----------------
REVENUES                 32,121         8,983       1,500       42,604               17,109                59,713

OPERATING EXPENSES       11,370         1,985         462       13,817                6,728                20,545


                     -----------   -----------   ---------   ----------    -----------------    ------------------
NOI                      20,751         6,998       1,038       28,787               10,381                39,168

-----------------------------------------------------------------------------------------------------------------------------
(1) Consolidating entries represent internal market level property management fees included in operating expenses to provide market comparison to industry performance, and operating revenue and expenses from the properties sold during the quarter which are not included in the combined total.




                                                                      GLENBOROUGH REALTY TRUST INCORPORATED
                                                                            LEASE EXPIRATION SCHEDULE
                                                                             As of December 31, 2000


                                           2001                 2002                  2003                 2004
---------------------------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

Annual base rent expiring            17,219,973           19,296,525            12,845,582           14,742,395
Percent of total annual rent              14.8%                16.6%                 11.0%                12.7%

Square footage expiring               1,011,477            1,029,615               638,494              773,411
Percentage of square footage              16.1%                16.4%                 10.2%                12.3%

Number of leases                            184                  135                   121                   96
Percentage of number of leases            25.9%                19.0%                 17.0%                13.5%

----------------------------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring             2,308,612            5,282,913             4,005,122            9,227,179
Percent of total annual rent               6.9%                15.8%                 12.0%                27.7%

Square footage expiring                 359,004              798,267               540,398            2,006,308
Percentage of square footage               7.0%                15.5%                 10.5%                38.9%

Number of leases                             37                   38                    33                   28
Percentage of number of leases            20.7%                21.2%                 18.4%                15.6%

----------------------------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring               710,164              282,084               554,025              834,245
Percent of total annual rent              15.3%                 6.1%                 11.9%                17.9%

Square footage expiring                  51,557               18,365                44,214               93,477
Percentage of square footage              13.0%                 4.6%                 11.2%                23.6%

Number of leases                             28                   12                    16                   17
Percentage of number of leases            25.9%                11.1%                 14.8%                15.7%

----------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring            20,238,749           24,861,522            17,404,729           24,803,819
Percent of total annual rent              13.1%                16.1%                 11.3%                16.1%

Square footage expiring               1,422,038            1,846,247             1,223,106            2,873,196
Percentage of square footage              12.0%                15.6%                 10.3%                24.3%

Number of leases                            249                  185                   170                  141
Percentage of number of leases            25.0%                18.6%                 17.1%                14.1%



                      GLENBOROUGH REALTY TRUST INCORPORATED
                            LEASE EXPIRATION SCHEDULE
                             As of December 31, 2000

                                                                                     2006
                                                               2005        and thereafter
------------------------------------------------------------------------------------------
OFFICE PORTFOLIO

Annual base rent expiring                                19,409,183            32,844,578
Percent of total annual rent                                  16.7%                 28.2%

Square footage expiring                                   1,017,485             1,816,990
Percentage of square footage                                  16.2%                 28.9%

Number of leases                                                 92                    82
Percentage of number of leases                                13.0%                 11.5%

------------------------------------------------------------------------------------------

INDUSTRIAL PORTFOLIO

Annual base rent expiring                                 2,224,505            10,284,141
Percent of total annual rent                                   6.7%                 30.9%

Square footage expiring                                     311,669             1,143,457
Percentage of square footage                                   6.0%                 22.2%

Number of leases                                                 17                    26
Percentage of number of leases                                 9.5%                 14.5%

------------------------------------------------------------------------------------------

RETAIL PORTFOLIO

Annual base rent expiring                                   861,394             1,407,931
Percent of total annual rent                                  18.5%                 30.3%

Square footage expiring                                      56,628               131,937
Percentage of square footage                                  14.3%                 33.3%

Number of leases                                                 22                    13
Percentage of number of leases                                20.4%                 12.0%

------------------------------------------------------------------------------------------

TOTAL PORTFOLIO

Annual base rent expiring                                22,495,082            44,536,650
Percent of total annual rent                                  14.6%                 28.9%

Square footage expiring                                   1,385,782             3,092,384
Percentage of square footage                                  11.7%                 26.1%

Number of leases                                                131                   121
Percentage of number of leases                                13.1%                 12.1%





                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                                 TERM DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Annualized Turnover Rate                 The percentage of multi-family units that became available for rent during the period reported on an annualized basis.
Associated Company                       The REIT owns 100% of the non-voting preferred stock of Glenborough
                                         Corporation.
Average Base Rent                        Base rent charged to tenants.
Average Rent per Square Foot             Total annualized revenues to be earned per year during the term of the lease before
(Leasing Production)                     concessions, TI's and leasing commissions.
Capital Expenditures                     Recurring, non-revenue producing purchases of building improvements and equipment, including tenant improvements and leasing
                                         commissions unless otherwise noted.  This caption does not include purchases of land, buildings, and equipment that will produce revenue for the Company, such as property acquisitions and construction of rentable structures.
Capitalized Leasing                      Commissions incurred for obtaining a lease which have been capitalized and are to be
Commissions (CLC)                        amortized over the lease term.
Cash Available For Distribution (CAD)    Cash available for distribution ("CAD") represents income (loss) before minority interests and extraordinary items, adjusted for depreciation and amortization including amortization of deferred financing costs and gains (losses) from the disposal of properties, less lease commissions and recurring capital expenditures.
                                         CAD should not be considered an alternative to net income (computed in accordance with GAAP) as a measure of the Company's financial performance or as an alternative to cash flow from operating activities (computed in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's cash needs.
CLC Committed                            Capitalized leasing commissions which have been committed as a part of entering into a lease agreement.
Combined Total                           All properties owned in the current period.
Concessions                              Relief or reduction of rent charges for a specified period, negotiated and committed to as a part of entering into a lease agreement.
Controlled Partnerships                  A group of partnerships for which the Associated Company provides some or all of the following services: asset management, property management, general partner services, and development services.
Debt Coverage Ratio                      EBITDA divided by the difference between debt service and amortization of deferred financing fees.
Debt Service                             Interest expense plus scheduled principal reductions of debt, excluding repayments on lines of credit.
Debt to Total Market Capitalization      Total notes and mortgages payable divided by total market capitalization.
Distribution of NOI                      Net operating income of office and industrial properties and the pro-rata share of joint venture properties.  Also includes the market rent attributable to the square footage occupied by the company at 400 S. El Camino.
Dividend Payout Ratio                    The percentage of FFO or CAD that will be paid in dividends to the shareholders of
                                         Glenborough Realty Trust Incorporated.
Dividend Per Share                       The dividends paid for each share of Glenborough Realty Trust Incorporated.


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                TERM                                                           DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
EBITDA                                   EBITDA is computed as income (loss) before minority interests and extraordinary items plus interest expense, income taxes, depreciation and amortization and gains (losses)
                                         on disposal of properties.  The Company believes that in addition to net income and cash flows, EBITDA is a useful measure of the financial performance of an equity REIT because, together with net income and cash flows, EBITDA provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  To evaluate EBITDA and the trends it depicts, the components of EBITDA, such as rental revenues, rental expenses, real estate taxes and general and administrative expenses, should be considered.  See "Management's Discussion and Analysis of Financial Condition and
                                         Results of Operations."  Excluded from EBITDA are financing costs such as interest as well as depreciation and amortization, each of which can significantly affect a
                                         REIT's results of operations and liquidity and should be considered in evaluating a
                                         REIT's operating performance.  Further, EBITDA does not represent net income or cash flows from operating, financing and investing activities as defined by generally accepted accounting principles and does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs.  It should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity.
Effective Rents                          Annualized rents net of concessions.
Funds From Operations (FFO)              Funds from Operations, as defined by NAREIT, represents income (loss) before minority interests and extraordinary items, adjusted for real estate related depreciation and amortization and gains (losses) from the disposal of properties. The Company believes that FFO is an important and widely used measure of the financial performance of equity REITs which provides a relevant basis for comparison among other REITs.
                                         Together with net income and cash flows, FFO provides investors with an additional basis to evaluate the ability of a REIT to incur and service debt and to fund acquisitions, developments and other capital expenditures.  FFO does not represent net income or cash flows from operations as defined by GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company's operating performance or as an alternative to cash flows from operating, investing and financing activities (determined in accordance with
                                         GAAP) as a measure of liquidity.  FFO does not necessarily indicate that cash flows will be sufficient to fund all of the Company's cash needs including principal amortization, capital improvements and distributions to stockholders. Further, FFO as disclosed by other REITs may not be comparable to the Company's calculation of FFO.
                                         The Company calculates FFO in accordance with the White Paper on FFO approved by the
                                         Board of Governors of NAREIT in October 1999.
Interest Coverage Ratio                  EBITDA divided by the difference between interest on debt and amortization of deferred financing fees.
Leasing Production                       Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.
Net Operating Income (NOI)               Revenue less Operating Expenses.

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


                      GLENBOROUGH REALTY TRUST INCORPORATED
                                GLOSSARY OF TERMS

                                 TERM DEFINITION
-------------------------------------- -----------------------------------------------------------------------------------------
Occupancy                                Total square feet (units) rented divided by net rentable square feet (units) as of the end of the quarter.
Percent Increase in Effective Rents      Percentage change in effective base rents from renewal as compared to effective base
From Renewal                             rents as of the prior lease terms.
Property Types                           Effective in the first quarter 2000, the Office/Flex property type was eliminated and the properties were reallocated to the industrial or office property type. As a result of the reallocation, the 1999 Operating, Occupancy and Leasing Production
                                         stats were reallocated reflecting the new property types. There was no restatement of the 1998 Operating and Occupancy Results.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary items, plus fixed charges (excluding capitalized interest) divided by fixed charges.
                                         Fixed charges consist of interest costs including amortization of deferred financing costs.
Ratio of Earnings to Fixed Charges       Computed as income (loss) from operations, before minority interest and extraordinary
and Preferred Dividends                  items, plus fixed charges (excluding capitalized interest) divided by fixed charges plus preferred dividends.  Fixed charges consist of interest costs including amortization of deferred financing costs.
Renewal                                  Leases that have been renewed by current tenants.
Same Property                            Stabilized properties owned in the current year which were also owned during the same period of the prior year.  If a property is sold during the quarter, data for prior periods and the current quarter are deleted for comparability.
Tenant Improvements (TI)                 A capital expense used to improve the physical space occupied by an existing or new tenant.  Tenant improvements are amortized over the term of the lease.
TI Committed                             Tenant improvements which have been committed as a part of entering into a lease agreement.
Total Market Capitalization              As of the date calculated, the sum of (a) the product obtained by multiplying the total number of shares and units outstanding by the price per share; plus (b) the company's preferred stock at par value; plus (c) the Company's debt as set forth on the most recent financial statements.



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